Exhibit 10.1

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 27, 2018 (the “Effective Date”), by and between SIMMONS FIRST NATIONAL CORPORATION, an Arkansas corporation (“Borrower”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”) and has reference to the following facts and circumstances: (the “Recitals”):

A.       Borrower and Lender are parties to the Revolving Credit Agreement dated as of October 6, 2017 (as amended, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment).

B.       The Agreement was previously amended as described in the First Amendment to Revolving Credit Agreement and Revolving Credit Note dated as of October 5, 2018; and Borrower and Lender desire to further amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.       Recitals. The Recitals are true and correct, and, together with the defined terms set forth herein, are incorporated by this reference.

2.       Amendments to Agreement. As of the Effective Date, the Agreement is amended as follows:

(a)       The definitions of “Consolidated Loan Discounts, “Consolidated Loan Loss Reserves”, “Consolidated Non-Performing Loans” and “Other Real Estate” in section 1 (Definitions) of the Agreement are deleted and replaced with the following:

Consolidated Loan Discounts means, with respect to Borrower, discounts of the consolidated loans arising from purchase accounting rules applicable to consolidated loans.

Consolidated Loan Loss Reserves means, with respect to Borrower, the aggregate loan loss reserves as reported in each FR Y-9C.

Consolidated Non-Performing Loans means, with respect to Borrower, the sum of (a) those loans ninety (90) days or more past due (either principal or interest), plus (b) those loans classified as “non-accrual” as reported in each FR Y-9C; provided, that for the purpose of calculating any financial covenant described in this Agreement, in which Consolidated Non-Performing Loans is a component, Consolidated Non-Performing Loans will exclude the insured portions of Consolidated Non-Performing Loans that are U.S. Government Guaranteed Loans.

Other Real Estate means the value of (i) all real estate owned or (ii) listed as such in the most recent FR Y-9C, whichever is most current.

(b)       The following definition of “FR Y-9C” is added to Section 1 (Definitions) of the Agreement, in the correct alphabetical order:

FR Y-9C means each Consolidated Financial Statements for Bank Holding Companies (FR Y-9C) of Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP consistently applied.

(c)       Sections 5.08 (Risk-Based Capital Adequacy Guidelines). 5.09 (Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to Consolidated Non-Performing Loans) and 5.10 (Consolidated Non-Performing Assets to Primary Capital) of the Agreement are deleted and replaced with the following:

5.08       Risk-Based Capital Adequacy Guidelines. At all times, Borrower shall (a) be “well capitalized”, as defined in the Holding Company Guidelines, (b) cause each Subsidiary Bank, prior to the time it merges into Simmons Bank, to be “well capitalized”, as defined in the FDIC Capital Guidelines and (c)(i) cause Subsidiary Banks (on a consolidated basis) to be “well capitalized”, as defined in the FDIC Capital Guidelines and (ii) maintain each of “total risk-based capital ratio”, “Tier 1 risk-based capital ratio” and “leverage ratio” at a level that is at least 1% greater than the then current level required under 12 C.F.R. § 225(r)(1)(i), 12 C.F.R. § 225(r)(1)(ii) and 12 C.F.R. Part 225, Appendix A, respectively.

5.09       Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to Consolidated Non-Performing Loans. Borrower shall maintain at all times, measured quarterly as of the last day of each Fiscal Quarter, a ratio of (a) Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to (b) Consolidated Non-Performing Loans of not less than 30%.

5.10       Consolidated Non-Performing Assets to Primary Capital. Borrower shall maintain at all times, measured quarterly as of the last day of each Fiscal Quarter, a ratio of (a) Consolidated Non-Performing Assets to (b) Primary Capital, of not more than 20%.

(d)       Schedule 1 (Financial Covenant Information) to Exhibit B (Form of Certificate) is deleted and replaced with Schedule 1 attached to this Amendment below.

3.       Costs and Expenses. Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, Attorneys’ Fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower’s existing credit facilities with Lender. Borrower further agrees to pay or reimburse Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents, and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.

4.       References to Agreement. All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

5.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

6.       Representations and Warranties. Borrower represents and warrants to Lender that as of the Effective Date:

(a)	the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing, recording or registration with, any governmental or regulatory instrumentality, authority, body, agency or official or any other Person (except in connection with any securities law filings);

(b)	the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any governmental authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c)	this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)	all of the representations and warranties made by Borrower in the Agreement and/or in any other Loan Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e)	as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

7.       Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

8.       Governing Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

9.       Notice Required by Section 432.047 R.S. Mo.; No Oral Agreements ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. This Amendment, the Agreement and the other Loan Documents may not be changed, nor may any term, condition or Event of Default be waived, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

10.       Counterparts. This Amendment may be signed in any number of counterparts (including facsimile counterparts), each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.       Conditions Precedent. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

(a)	this Amendment, duly executed by Borrower;

(b)	a Certificate of Secretary, duly executed by the Secretary of Borrower;

(c)	a current certificate of corporate good standing for Borrower, issued by the Arkansas Secretary of State; and

(d)	such other documents and information as reasonably requested by Lender.

Borrower and Lender executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Borrower:

SIMMONS FIRST NATIONAL CORPORATION

By: /s/ Robert A. Fehlman

Name: Robert A. Fehlman

Title: Senior Executive Vice President- CFO & Treasurer

SIGNATURE PAGE- LENDER

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Lender:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Phillip S. Hoerchler

Name: Phillip S. Hoerchler

Title: Vice President

Schedule 1

Financial Covenant information

as of Fiscal Quarter ending ______, 201__

1.	Risk-Based Capital Adequacy Guidelines (Section 5.08):

(a)	Borrower (Holding Company Guidelines): “well capitalized” [_] yes [_] no

(b)	Each Subsidiary Bank (FDIC Capital Guidelines): “well capitalized” [_] yes [_] no

(c)	Borrower (on a consolidated basis) (FDIC Capital Guidelines):

(i)       Total risk-based capital ratio ____%

  [requirement- 1% > 12 C.F.R. § 225(r)(1)(i)]                      [_] yes [_] no

(ii)       Tier 1 risk-based capital ratio ____%

   [requirement- 1% > 12 C.F.R. § 225(r)(1)(ii)]                                  [_] yes [_] no

(iii)       Leverage ratio               ____%

    [requirement- 1% > 12 C.F.R. Part 225, Appendix A]                    [_] yes [_] no

2.	Consolidated Loan Loss Reserves plus Consolidated Loan Discounts to Consolidated Non-Performing Loans (Section 5.09) (Borrower):

(a)	Consolidated Loan Loss Reserves	$______
(b)	Consolidated Loan Discounts	$______
(c)	Numerator [2(a) plus 2(b)]	$______
(d)	Consolidated Non-Performing Loans	$______
(e)	2(c) divided by 2(d)	______%

[requirement- not < 30%]

3.	Consolidated Non-Performing Assets to Primary Capital (Section 5.10) (Borrower):

(a)	Consolidated Non-Performing Loans	$______
(b)	Other Real Estate	$______
(c)	Consolidated Non-Performing Assets
	[Numerator- 3(a) plus 3(b)]	$______
(d)	Total consolidated equity	$______
(e)	Subordinated Debt	$______
(f)	Consolidated Loan Loss Reserves	$______
(g)	Consolidated Loan Discounts	$______
(h)	Primary Capital:
[Denominator- 3(d) plus 3(e) plus 3(f)
	plus 3(g)]	$______
(i)	3(c) divided by 3(h)	______%

[requirement- not > 20%]

4.	Consolidated Return on Average Total Assets (Section 5.11) (Borrower):

(a)	Net income	$______
(b)	One-time merger related expenses	$______
(c)	Numerator [4(a) plus 4(b)]	$______
(d)	Denominator- Average total daily assets	$______
(e)	4(c) divided by 4(d)	____%

[requirement- > 0.85%]

5.	Holding Company Liquidity (Section 5.12) (Borrower):

(a)	Cash	$______
(b)	Cash Equivalents	$______
(c)	5(a) plus 5(b)	$______

[requirement- > $15,000,000]